EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K of Golub Capital BDC, Inc. and Subsidiaries (the “Company”) for the annual period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ross A. Teune, as Chief Executive Officer of the Registrant hereby certify, to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Ross A. Teune
Name:	Ross A. Teune
Title:	Chief Financial Officer

Date: December 13, 2010